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                                                                    Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald J. Tassinari, Chief Executive Officer and Acting Chief Financial Officer of American Vantage Companies (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Annual Report on Form 10-KSB of the Company for the year ended July 31, 2002, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 25, 2002

                                        /s/ Ronald J. Tassinari
                                        __________________________________
                                        Ronald J. Tassinari
                                        Chief Executive Officer and
                                        Acting Chief Financial Officer